KAYNE ANDERSON MUTUAL FUNDS


                        Supplement dated August 10, 2000

                   to the Statement of Additional Information
                              Dated April 28, 2000


THE FOLLOWING SUPPLEMENTS THE SECTION "PORTFOLIO TRANSANCATIONS AND BROKERAGE" ON PAGE B-36 OF THE STATEMENT OF ADDITIONAL INFORMATION:


For the year ended December 31, 1999, brokerage commissions paid by the Large Cap Fund to firms for research, statistical or other services provided to the advisor were $10,261.20 and the transaction amounts related to the brokerage commissions paid were $9,299,315.

For the year ended December 31, 1999, 9.85% and 33.62% of the Small Cap Fund and
International   Fund's  total  commissions,   respectively,   were  paid  to  KA
Associates, an affiliate of the Advisor.